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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        DATE OF REPORT: NOVEMBER 30, 2004
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





MARYLAND                 COMMISSION FILE NO. 1-12616            38-2730780
(State of Organization)                                 (IRS Employer I.D. No.)




                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS

         On November 30, 2004, Sun Communities, Inc., issued a press release, attached as Exhibit 99.1 and incorporated herein by reference, announcing financial guidance through 2009 and certain other information.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 3, 2004    SUN COMMUNITIES, INC.

                            By:  /s/ Jeffrey P. Jorissen
                               -------------------------------------------------
                                 Jeffrey P. Jorissen, Executive Vice President,
                                            Treasurer, Chief Financial Officer,
                                            and Secretary


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                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX



Exhibit No.   Description                                    Furnished Herewith


99.1          Text of Press Release, dated November 30, 2004        X




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